CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


                                                                   EXHIBIT 10.27

                             DISTRIBUTION AGREEMENT
                             ----------------------

This DISTRIBUTION AGREEMENT ("Agreement") is dated as of the 27th day of June, 1997, and entered into by and between Plug Power, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware ("Company"), with its principal place of business at 968 Albany-Shaker Road, Latham, New York 12110, and Edison Development Corporation, a company organized and existing under the laws of the State of Michigan ("Distributor"), with its principal place of business at 2000 Second Avenue, Detroit, Michigan 48226.

                             BACKGROUND STATEMENTS

     WHEREAS, the Company owns all right, title and interest in certain fuel cells with capacities of 2 kilowatts and higher, as is set out more fully in
Exhibit 1 ("Products");

     WHEREAS, the Distributor in consideration for and in reliance of the grant of the exclusive distributorship hereunder has or will expend considerable time and funds to establish a distribution network, plant and facilities and training its support and sales staff.

     WHEREAS, the parties desire Distributor to act in certain circumstances as Company's exclusive distributor for the Products to certain entities within the United States as hereinunder specified.

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinunder set forth, and other good and valuable consideration the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1 .  APPOINTMENT.
     -----------

     a. Upon execution of this Agreement, Company hereby appoints Distributor as Company's exclusive independent distributor during the term of this Agreement to promote and assist Company in the sale of Products which are developed by Plug Power, to end-users for stationary applications in the Territory, as that term is defined below, and subject to the terms and conditions provided herein.

     b. Upon execution of this Agreement, Distributor hereby accepts the appointment, subject to the terms and conditions as provided herein.

2.   TERRITORY.
     ---------

     a. Distributor's territory for this Agreement shall mean the states of Michigan, Ohio, Indiana and Illinois ("Territory").

     b. Without the prior written consent of the Company, Distributor shall not solicit nor seek customers for the Products, or establish or maintain a branch facility or distribution facility for the sale, servicing, warehousing, or storage of the Products or spare parts thereof outside the Territory.

     c.   Distributor may only sell the Products directly and not for resale.

     d. DISTRIBUTOR MAY NOT SELL OR DISTRIBUTE THE PRODUCTS TO ANY ENTITY FOR TRANSPORTATION APPLICATIONS.

     e. Distributor will be the sole person or entity acting in such capacity in the Territory; and Company shall not appoint any subdistributor, other agent or person to distribute or promote the Products, or otherwise undertake Distributor's obligations in the Territory.

3.   EXCLUSIVITY.
     -----------

     a. The term "Exclusive" means that under this Agreement as long as Distributor is in full compliance with its obligations, including the percentage sales requirements set forth in Section 5 herein, Company shall not appoint any other distributor, agent, representative, or dealer for promotion or sale of ~he Products to end users for stationary applications in the Territory and shall further refrain from selling Products to end users for stationary applications in the Territory directly, other than through Distributor.

     b. Company shall not be responsible for transgression of Distributor's exclusive rights hereunder by third parties not controlled by Company, but shall not sell or deliver Products to any other party outside of the Territory if Company has knowledge that the Products are to be sold or distributed by or through another party in the Territory.

     c. In the event that Distributor is in default of its obligations under this Agreement, or after January 1, 2010, then Company retains the right, in addition to any other rights and remedies, to engage another distributor, dealer, agent, or other such representative on a nonexclusive basis for all or part of the Territory.

     d. In the event that Distributor engages in the distribution of any fuel cell product to end users for stationary applications within the Territory that is competitive with the Products, then the Company retains the right, in addition to any other rights and remedies, to engage another distributor, dealer, agent, or other such representative on a nonexclusive basis for all or part of the Territory.

4.   PRICE OF PRODUCT.
     ----------------

     a. The purchase price for the Products purchased by Distributor shall be [***], but nothing shall preclude the parties from mutually agreeing on a different price. [***] available to Distributor hereunder shall be expressly limited to cash sales payable in full at delivery and shall not include price arrangements offered by Company to others involving the leasing or financing of the Products, revenue sharing, or other hybrid arrangements with Company's customers.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

     b. Any and all orders from time to time submitted by Distributor shall be subject to Company's then-prevailing terms and conditions of sale, which may be changed or established from time to time by Company at its discretion on notice to Distributor, including late fees, and interest on any unpaid amounts.

5.   MINIMUM SALES OBLIGATION.
     ------------------------

     Beginning on the third full calendar year after the Products are ready for market, and for each successive year during the term hereof, Distributor's sales of the Products shall meet or exceed the lower of either (i) on an annual basis [***], or (ii) [***] ("Sales Obligations"). Should Distributor fail to meet its Sales Obligations, this Agreement shall automatically and without notice become nonexclusive, provided however, that such failure to meet the Sales Obligations shall not be the basis for a default under or the termination of this Agreement. [***]

6.   DISTRIBUTOR COVENANTS AND REPRESENTATIONS.
     -----------------------------------------

     Distributor represents, warrants, to Company (its members, agents, officers, directors) and agrees:

     a. To provide Company with monthly nonbinding good-faith forecasts of its anticipated requirements and shipping dates for the three month period following each forecast (or, if shorter, the remaining term of this Agreement).

     b. Distributor shall not sell the Product outside the Territory. To ensure compliance with this requirement, each Product shall be identified by a unique serial number. This serial number will be used to identify Products sold outside the Territory. Should Company's review of a Product's serial number lead to the conclusion that a Product has been sold outside the Territory, such sale will be considered a breach of this Agreement.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

     c. Not to (i) disassemble, decompile or otherwise reverse engineer the Product or otherwise attempt to learn the ideas underlying the Product; (ii) take any action contrary to Company's license granted to Distributor, except as expressly and unambiguously allowed under this Agreement; (iii) copy, modify or enhance the Product; or (iv) allow others to do any of the foregoing.

     d. Distributor shall advertise, promote and label the products with Company's name and trademarks ("Branding Materials"). Distributor shall provide Company with all such Branding Materials for Company's approval prior to their use. Company shall not unreasonably withhold its approval of the Branding Materials. Distributor shall not design the Branding Materials in such a way as to either imply or state that Distributor's relationship with Company is greater than that of an independent distributor.

     e. TO KEEP COMPANY INFORMED AS TO ANY PROBLEMS ENCOUNTERED WITH THE PRODUCTS AND ANY RESOLUTIONS ARRIVED AT FOR THOSE PROBLEMS, AND TO COMMUNICATE PROMPTLY TO COMPANY ANY AND ALL MODIFICATIONS, DESIGN CHANGES OR IMPROVEMENTS OF THE PRODUCT SUGGESTED BY ANY CUSTOMER, EMPLOYEE OR AGENT. DISTRIBUTOR FURTHER AGREES THAT COMPANY SHALL HAVE AND IS HEREBY ASSIGNED ANY AND ALL RIGHT, TITLE AND INTEREST IN AND TO ANY SUCH SUGGESTED MODIFICATIONS, DESIGN CHANGES, OR IMPROVEMENTS OF THE PRODUCT, WITHOUT THE PAYMENT OF ANY ADDITIONAL CONSIDERATION THEREFOR EITHER TO DISTRIBUTOR, OR ITS EMPLOYEES, AGENTS OR CUSTOMERS. DISTRIBUTOR WILL ALSO PROMPTLY NOTIFY COMPANY OF ANY INFRINGEMENT OF ANY TRADEMARKS OR OTHER PROPRIETARY RIGHTS RELATING TO THE PRODUCT.

     f. To accept returns in accordance with procedures specified from time to time by Company.

     g. Distributor shall carry out all sales promotion work and solicitation of sales for the Products diligently, using its reasonable efforts for the account of Company. These efforts shall include, but shall not in any way be limited to: (i) advertising and promoting the Products effectively; (ii) ordering and keeping a representative selection of Company's up-to-date promotional sales literature, technical bulletins, price lists, manuals, catalogues and other promotion materials in good condition; (iii) maintaining the equipment and facilities to enable Distributor to demonstrate the Products to potential new customers; and (iv) assisting Company in securing and protecting any property rights in connection with the Products in the Territory.

     h. Distributor shall not make any representations as to the Products other than those, if any, contained in written information and data provided by Company. Distributor shall be totally responsible for any of its representations and shall hold Company harmless from any claims and expenses, including, but not limited to, reasonable attorneys' fees, resulting from such unauthorized representations.

     i. Distributor shall not manufacture the Products, nor engage any entity other than Company to do so.

7.   COMPANY'S OBLIGATIONS.
     ---------------------

     a. Company shall supply Distributor with copies of brochures, catalogues, technical specification sheets, and promotional sales literature and such other information or materials as Company, in its sole judgment, believes will assist Distributor in promoting and assisting in the sale and acceptance of the Products in the Territory. These items shall be conveyed in English, unless the parties otherwise agree from time to time.

     b. In the event that Company receives an inquiry for the Products from the end users in the Territory, Company will refer the prospect to Distributor.

     c. Company shall, at all times maintain an adequate level of inventory to timely meet all current and anticipated orders for the Products.

8.   OPERATIONS AND EXPENSES.
     -----------------------

     The detailed operations of the Distributor under this Agreement are subject to its sole control and management, subject to compliance with the terms hereof. Distributor shall be responsible for all of its own expenses and employees. Distributor agrees that it shall incur no expense chargeable to Company except as may be specifically authorized, in advance, in writing, in each case by Company nor shall any such expenses, including taxes, fees, or similar charges, be deducted from any amounts due hereunder.

9.   TRADEMARK LICENSE AND USE.
     -------------------------

     a. Company grants to Distributor a non-exclusive, non-transferable license to use trademark(s) described in Exhibit 2 to this Agreement ("Authorized Trademarks") only in connection with the sale and promotion of the Products in the Territory and during the term of and pursuant to the terms and conditions of the Agreement. No trademark, trade name or other designations may be used without the written consent of Company except as expressly provided in this section. Company expressly allows Distributor to represent that it is a distributor of the Products, including on the Products themselves, advertising materials, stationary and letterhead.

     b. Distributor shall not assign or sub-license its rights to the Authorized Trademarks to any other person or entity.

     c. Distributor shall not remove, change, obscure, or add to the labels, markings, names or trademarks that Company has affixed to any of the Products.

     d. Distributor shall not attempt to, or register any of the Authorized Trademarks in any jurisdiction without the express consent of Company.

     e. Distributor acknowledges and agrees that Company's remedy at law for any breach of Company's obligations under this paragraph would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any action or proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damages.

10.  CONFIDENTIALITY.
     ---------------

     a. Without the prior written consent of Company, Distributor shall not disclose to any third party any confidential business information or trade secrets of Company, including but not limited to: the content of this Agreement; customer lists; product specifications; product technical manuals; service records; financial or sales reports; price lists; and any materials related to Company's customers, financial performance, or design of the Products, except for or in connection with any assignment permitted under Section 16 hereof.

     b .    Distributor hereby acknowledges and agrees that the Products are proprietary to Company. Distributor agrees to use utmost diligence to protect the trade secrets and other proprietary rights of Company in the Products from disclosure to third parties. Distributor shall also promote compliance with the terms and conditions of this Agreement by employees and others with access to the Products.

     c. Distributor acknowledges and agrees that Company's remedy at law for any breach of Company's obligations under this paragraph would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any action or proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damages.

     d. Distributor's obligations under this confidentiality provision shall survive termination or expiration of this Agreement.

11.  THIS SECTION INTENTIONALLY DELETED.
     ----------------------------------

12.  ETHICAL CONDUCT.
     ---------------

     Distributor expressly agrees that it shall not be entitled to any commissions, fees, discounts or other compensation if facts are known to Company that reasonably support a belief that Distributor is in violation of any of the terms and conditions of paragraph 18 of this Agreement.

13.  LIMITED WARRANTY; DISCLAIMER: INDEMNITY.
     ---------------------------------------

     a. Company provides only the warranty set forth in its warranty policy, as modified by this Section 13(a). Distributor will handle and be responsible for all warranty returns from its direct customers. Products obtained from Company that do not comply with the warranty and are returned (by Distributor only) to Company during the warranty period (as shown by appropriate documentation) will be repaired or replaced at Company's option, provided Distributor bears the cost of freight and insurance to the point of repair. Company will bear the cost of freight and insurance for return of goods to Distributor. If Company cannot, or determines that it is not practical to, repair or replace the returned Product, the price therefor paid by Distributor will be refunded or, at the Company's discretion, credited against other Distributor obligations or toward future purchases. COMPANY MAKES NO OTHER WARRANTIES WITH RESPECT TO THE PRODUCTS OR ANY SERVICES AND DISCLAIMS ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ANY ACTION AGAINST COMPANY BASED ON THIS AGREEMENT MUST BE BROUGHT WITHIN ONE YEAR FOLLOWING INJURY.

     b. The above warranty does not extend to any Product that is modified or altered, is not maintained to Company's maintenance recommendations, is operated in a manner other than that specified by Company, has its serial number removed or altered or is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment). Distributor's sole remedy with respect to any warranty or defect is as stated above.

     c. Distributor may extend its own product warranty to its customers provided Distributor alone shall be responsible to such customer thereof and neither Distributor nor such customer shall have recourse against Company with respect thereto. Distributor hereby agrees to indemnify and hold Company harmless from any and against all claims, actions, losses, damages, costs, liabilities and expenses (including reasonable attorneys' fees) based upon any express or implied warranty made by Distributor to any customer.

14.  LIMITED LIABILITY.
     -----------------

     EXCEPT AS SET FORTH IN SECTION 13, COMPANY WILL NOT BE LIABLE TO DISTRIBUTOR OR THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE, OF THE AMOUNTS PAID TO COMPANY HEREUNDER DURING THE TWELVE-MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE OR (11) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR BUSINESS OPPORTUNITIES) OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, OR SERVICES.

COMPANY SHALL HAVE NO LIABILITY FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL.

15.  RELATIONSHIP OF PARTIES.
     -----------------------

     The parties hereto expressly understand and agree that Distributor is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for and will indemnify, defend and hold Company harmless from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses, and liabilities of any type whatsoever that may arise on account of Distributor's activities, or those of its employees or agents, including, without limitation, providing unauthorized representations or warranties (or failing to disclose all limitations on warranties and liabilities set forth herein on behalf of Company) to its customers or breaching any term, representation or warranty of this Agreement. Company is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Distributor, nor with Distributor's employment of other persons or incurring of other expenses. Except as expressly provided herein, Company shall have no right to exercise any control whatsoever over the activities or operations of Distributor.

16.  ASSIGNMENT.
     ----------

     Distributor shall not assign this Agreement or its rights under this Agreement to any other third party nor may Distributor sublicense the distribution of the Product to any subdistributor for further distribution, except that Distributor may assign its rights to and obligations under this Agreement to any entity that is 80% or more owned or controlled by DTE Energy Company or by any other entity that in turn is 80% or more owned or controlled by DTE Energy Company, provided that any such entity shall be bound, in writing, to all restrictions on Distributor contained in this Agreement.

17.  TERM AND TERMINATION.
     --------------------

     This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events:

          i. If the other ceases to do business, or otherwise terminates it business operations or if there is a material change in control of the other; or

          ii. If the other shall fail to promptly secure or renew any license, registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within sixty days; or

          iii. If the other materially breaches any material provision of this Agreement and fails to substantially cure such breach within thirty days (ten days in the case of a failure to pay) of written notice describing the breach; or

          iv. If the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within 90 days); or

          v. If Distributor breaches any other agreement or contract with Company.

     b. On termination or expiration of this Agreement for any reason whatsoever including, but not limited to, termination or expiration by passage of time or nonrenewal, the parties expressly agree that the following shall take effect: (i) all rights granted to Distributor under or pursuant to this Agreement shall immediately cease; (ii) all contracts and orders placed by Distributor for the Products and accepted, but not filled or delivered by Company as of the date of termination, shall be filled or delivered by Company subject to the terms and conditions of this Agreement; (iii) all contracts or orders for the Products not accepted by Company on or before the date of termination shall, at Company's sole option, be canceled; (iv) Distributor shall forthwith return to Company all promotional Sales information materials or demonstration products that have been furnished by Company to Distributor during the term of this Agreement, it being understood that no copies of these foregoing materials may be retained by Distributor subsequent to the date of termination or expiration of this Agreement; and (v) Company shall repurchase from Distributor, at the then fair market value in the Territory, any Products purchased from Company by Distributor for inventory or other purpose directly related to furthering the purposes of this Agreement.

     c. Distributor acknowledges and expressly agrees that Company shall not be liable to Distributor, and Distributor hereby waives any claims for compensation or damages of any kind or character whatsoever, whether on account of the loss by Distributor of present or prospective compensation or anticipated compensation, or of expenditures, investments or commitments made either in connection therewith or in connection with the establishment, development or maintenance of establishment, development or maintenance of Distributor's business, or on account of any other cause or thing whatsoever.

     d. Termination is not the sole remedy under this Agreement and, whether or not termination is affected, all other remedies will remain available.

18.  NO EXPORT.
     ---------

The Products shall not be distributed for export nor sold to the end users for use outside the Territory. The parties further acknowledge and agree that all actions taken by the parties in furtherance of fulfillment of this Agreement shall be in full compliance with all applicable U.S. export control laws and regulations, as they are amended from time to time. The parties recognize that such laws may require, among other things, applying for export licenses for the export of information ("Technical Data"). Failure to obtain such licenses or otherwise comply with such laws could subject the parties to criminal sanctions including imprisonment. It is further acknowledged that the export of Technical Data, including the Products, software, know-how and other proprietary information, is "deemed" by the U.S. government to be exported: (i) upon transmission from the United States; (ii) upon oral release by a U.S. citizen in a foreign country; or (iii) by release in the United States to non-U.S. nationals.

19.  AMENDMENT AND WAIVER.
     --------------------

     Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties.

20.  GOVERNING LAW AND LEGAL ACTIONS.
     -------------------------------

     This Agreement shall be governed by and construed under the laws of the State of Michigan and the United States without regard to conflicts of law provisions. Unless waived by Company in writing for the particular instance (which Company may do at its option), the sole jurisdiction and venue for actions related to the subject matter hereof shall be the State of Michigan and U.S. federal court for the Eastern District of Michigan. Both parties consent to the exhibit jurisdiction and venue of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by Michigan or federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees.

21.  FORCE MAJEURE.
     -------------

     Neither party shall be liable under this Agreement for any loss or damage of any nature incurred as a result of any failures of delays in performance because of any cause or circumstances beyond its control. This includes, but is not limited to, any failure or delays in performance caused by any strikes, lockouts, labor disputes, fires, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with the laws, orders or policies of any government authority, delays in transit or delivery on the part of transportation companies or failures of communication facilities or sources of raw materials. However, the party claiming a Force Majeure Event must notify the other in writing within ten days of the beginning of such an event, and no Force Majeure Event shall extend for a period of greater than 45 days.

22.  HEADINGS.
     --------

     Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

23.  NOTICES.
     -------

     Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given if (i) delivered in person,
(ii) sent by recognized overnight courier, or (iii) by registered or certified mail, postage prepaid, to the respective party at the address set out above or to such other address any party shall have given notice in accordance with this
Section 23. Notices hand-delivered shall be deemed given the same day as delivery-notices sent by overnight mail shall be deemed given the day following delivery, and notices sent by mail shall be deemed given three business days after the date posted, provided however, that any change of address shall be effective only upon receipt.

24.  ENTIRE AGREEMENT.
     ----------------

     This Agreement supersedes all proposals and agreements whether oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

25.  SEVERABILITY.
     ------------

     If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

26.  CORPORATE AUTHORITY.
     -------------------

     The individuals executing this Agreement on behalf of Company and Distributor do each hereby warrant and represent that they respectively have been and are on the date of this Agreement duly authorized by all necessary or appropriate corporate action to execute this Agreement.

27.  COUNTERPARTS.
     ------------

     To facilitate execution, this Agreement may be executed in more than one counterpart, each of which shall constitute an original and all of which shall constitute one and the same Agreement.

28.  FACSIMILE.
     ---------

Facsimile signatures to this Agreement shall be considered original signatures.

29.  BASIS OF BARGAIN.
     ----------------

     EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL, BARGAINED-FOR BASES OF THIS AGREEMENT, AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

SIGNATURE PAGE FOLLOWS.

                              EDISON DEVELOPMENT CORPORATION
                              (a Michigan corporation)

                              By: ____________________________________

                              Its:  ____________________________________
                                              "Distributor"


                              PLUG POWER, L.L.C.
                              (a Delaware limited liability company)

                              By its Managing Member:


                              ________________________________________



                              By:  ____________________________________

                              Its:  ____________________________________

                                              "Company"

                                   Exhibit 1

                                   "Products"

     The Products made by the Company are a range of fuel cell systems that are capable of generating electricity through electrochemical reactions. The components comprising the fuel cell systems include, but are not limited to, one or more of the following whether used alone or in combination:

 .       A fuel processor that generates hydrogen gas and/or other gas(es).

 .       A fuel cell stack(s) that generates electricity through electrochemical reactions.

 .       An inverter system to convert direct current electricity to alternating current electricity.

 .       A system controller for operation of the fuel cell system or any component thereof.

 .       An energy storage system.

 .       A heat exchanger.

                                  EXHIBIT 2 TO
                             DISTRIBUTION AGREEMENT
                             Authorized Trademarks

     Pursuant to the Plug Power, L.L.C. Distribution Agreement ("Agreement") dated ________________, _____, between Plug Power, L.L.C. ("Company") and Mechanical Technology, Inc., ("Distributor"), it is further agreed, effective________________, 1997 (the "Exhibit 2 Effective Date"), that the Authorized Trademarks of Plug Power which the Agreement grants Distributor a non-exclusive nontransferable license to use consists of the following names and graphic representations thereof:

1 . "Plug Power, L.L.C."

2. Stylized Plug Power Logo

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


                        AMENDED DISTRIBUTION AGREEMENT
                        ------------------------------

     This DISTRIBUTION AGREEMENT ("Agreement") is dated as of the 27th of September, 1999 and entered into by and between Plug Power, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware ("Company"), with its principal place of business at 968 Albany-Shaker Road, Latham, New York 12110, and DTE Energy Technologies, Inc., a company organized and existing under the laws of the State of Michigan ("Distributor"), with its principal place of business at 37849 Interchange Drive, Farmington Hills, MI 48335.

                             BACKGROUND STATEMENTS

     WHEREAS, the Company owns all right, title and interest in certain fuel cells with capacities of 2 kilowatts and higher, as is set out more fully in
Exhibit 1; and

     WHEREAS, Edison Development Corporation has assigned all of its right, title, and interest in a previous Distribution Agreement between Plug Power, L.L.C. and Edison Development Corporation, dated June 27, 1997, to DTE Energy Technologies, Inc., an entity that is 80% or more owned or controlled by an entity that is 80% or more owned or controlled by DTE Energy Company; and

     WHEREAS, DTE Energy Technologies, Inc. (Distributor) has agreed in writing to all obligations and restrictions on Distributor contained in that Distribution Agreement as it may be amended from time to time; and

     WHEREAS, the Distributor in consideration for and in reliance of the grant of the exclusive distributorship hereunder has or will expend considerable time and funds to establish a distribution network, plant and facilities and training its support and sales staff; and

     WHEREAS, the parties desire Distributor to act in certain circumstances as Company's exclusive distributor for the Products to certain entities within the United States as hereinunder specified.

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinunder set forth, and other good and valuable consideration the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1.   APPOINTMENT.
     -----------

     a. Upon execution of this Agreement, Company hereby appoints Distributor as Company's Exclusive independent distributor during the term of this Agreement to promote and assist Company in the sale of Products which are developed by Plug Power, to end-users for stationary applications in the Territory, as that term is defined below, and subject to the terms and conditions provided herein. For purposes of this Agreement, unless otherwise clear from the context, "Products" collectively means Pre-Commercial Product as specified on Exhibit 3 attached to this Agreement and Commercial Product as specified on Exhibit 4 attached to this Agreement.

     b. When the Company develops a specification for a commercial version of a stationary, stand-alone product for a new market, Company shall endeavor to deliver the specifications to Distributor at least six months prior to expected commercial production of such product, and Company shall notify Distributor of the expected beginning date for commercial production. The term "stand-alone" shall mean a packaged system substantially ready for a specific end-user purpose, as opposed to a sub-system or component which is intended to be combined with other parts or components and then packaged as a system for a specific end-user purpose. Distributor shall develop a marketing plan for the new product, including sales estimates and expected minimum sales obligations within three months of the delivery of the specifications and share the marketing plan with Company on a confidential basis. Upon presentation of the marketing plan to the Company the parties shall negotiate in good faith to determine a reasonable minimum sales obligation for the new product. Upon agreement to the minimum sales obligation,
Exhibit 4 shall be amended to include the new product developed by Company. If commercial production begins less than three months after delivery of the specifications, and Distributor is unfairly prejudiced thereby in terms of ability to meet sales objectives as defined in the marketing plan, parties agree to adjust Distributor's sales obligations in a reasonable fashion.

     c. Upon execution of this Agreement, Distributor hereby accepts the appointment, subject to the terms and conditions as provided herein.

2.   TERRITORY.
     ---------

     a. Distributor's territory for this Agreement shall mean the states of Michigan, Ohio, Indiana and Illinois ("Territory").

     b. Without the prior written consent of the Company, Distributor shall not solicit nor seek customers for the Products, or establish or maintain a branch facility or distribution facility for the sale, servicing, warehousing, or storage of the Products or spare parts thereof outside the Territory.

     c. Distributor may appoint or contract with third parties (e.g., agents, distributors, sub-distributors) in connection with the marketing and sale of the Products and the provision of services within the Territory, so long as any compensation to such third parties shall be the sole responsibility of Distributor. Any such agent, distributor, or sub-distributor shall be subject to, and agree to be bound by, the applicable terms and conditions of this Agreement. If any anticipatory breach or any breach of the terms and conditions of this Agreement by such agents, distributors or sub-distributors is identified, Distributor will take all reasonable actions to rectify such anticipatory breach or breach of this Agreement.

     d. Other than as expressly set forth in this Agreement, the Distributor and its agents, distributors, and sub-distributors shall not have any restrictions, in any manner, with respect to the resale of any Product acquired pursuant to this Agreement, including restrictions as to the price at which they may elect to resell any such Product.

     e. DISTRIBUTOR MAY NOT SELL OR DISTRIBUTE THE PRODUCTS TO ANY ENTITY FOR TRANSPORTATION APPLICATIONS.

3.   EXCLUSIVITY.
     -----------

     a. The term "Exclusive" means that under this Agreement as long as Distributor is in full compliance with its obligations, including the Minimum Sales Obligations set forth in Section 5 herein, Company shall not appoint any other distributor, agent, representative, or dealer for promotion or sale of the Products to end users for stationary applications in the Territory and shall further refrain from selling Products to end users for stationary applications in the Territory directly, other than through Distributor.

     b. Company shall not be responsible for transgression of Distributor's exclusive rights hereunder by third parties not controlled by Company, but shall not sell or deliver Products to any other party outside of the Territory if Company has knowledge that the Products are to be sold or distributed by or through another party in the Territory.

     c. Distributor shall not sell or deliver Products to any other party if Distributor has knowledge that the Products are to be sold or distributed by or through such party outside the Territory.

     d. In the event that (i) Distributor is in default of its obligations under this Agreement, or (ii) after January 1, 2010, then Company retains the right, in addition to any other rights and remedies, to engage another distributor, dealer, agent, or other such representative on a nonexclusive basis for all or part of the Territory.

     e. In the event that Distributor engages in the distribution of any fuel cell product to any third party (including agents, distributors, sub-distributors and end users) within the Territory that is competitive with the Products, then the Company retains the right, in addition to any other rights and remedies, to engage another distributor, dealer, agent, or other such representative on a nonexclusive basis for all or part of the Territory.

4.   PRICE OF PRODUCT.
     ----------------

     a. Performance specifications for Pre-Commercial Product and for Commercial Product are set forth on attached Exhibits 3 and 4, respectively.
The purchase price for Commercial Product and replacement parts purchased by Distributor shall be [***], but nothing shall preclude the parties from mutually agreeing on a different price. [***] available to Distributor hereunder shall be on similar payment terms as to other distributors, customers or agents, including pricing to GE as defined in the existing Distributor Agreement with GE Fuel Cell Systems, L.L.C. dated February 2, 1999, and set forth in Schedule A, Terms and Conditions of Purchase/Sale, but shall not include pricing arrangements offered by Company to others involving the leasing or financing of the Products, revenue sharing, or other hybrid arrangements with Company's distributors, customers, or agents.

     b. The Terms and Conditions for all orders for the Pre-Commercial Product and for Commercial Product shall be subject to all of the provisions set forth in this Section 4 and in Schedule A, and as otherwise negotiated between the parties.

5.   MINIMUM SALES OBLIGATION.
     ------------------------

     a. A Product will be deemed ready for market at the time it meets the commercial Product specifications set forth in Exhibit 4. The parties anticipate commercial production to begin by January 1, 2001; provided, however, for purposes of this Agreement, commercial production shall be considered to have begun when the first such Product is shipped by Company for commercial installation and Company notifies Distributor the first commercial Product has been shipped.

     Distributor shall have a Minimum Sales Obligation (subject to adjustments pursuant to sections 5.a, 5.c, and 7.g) of:

                         [***] units in 2001
                         [***] units in 2002
                         [***] units in 2003

     If commercial production is delayed beyond January 1, 2001, the Minimum Sales Obligation shall be extended one month for each full or partial month of delay in the start of commercial production. Prior to October 1, 2003, the Parties shall negotiate in good faith to determine Minimum Sales Obligations for the following two years. If the Parties do not reach agreement on a Minimum Sales Obligation for any 12-month period, then Distributor must be one of the top three sellers of residential fuel cell systems in the Territory for such period, based on the dollar value of new units and replacement parts actually sold by Distributor. If Distributor fails to be one of the top three sellers in the Territory, as defined herein, then this Agreement shall automatically become nonexclusive.

     A long-term lease shall be deemed a sale for the purposes of this sub-Section.

     On the first business day of each month beginning three months prior to expected commercial production, Distributor will provide Company with a 12-month rolling forecast of monthly purchases for the period beginning 3 months hence. Each of the first 3 months of Distributor's forecast will be a firm order. Distributor's forecast for the final 9 months of each forecast period is for Company's planning purposes only. Distributor, at its sole discretion, may change the monthly purchase forecast in any month in the final 9-month forecast period by any amount.

     b. Except as otherwise provided for in Sections 5.c and 5.d below, if Distributor fails to meet its Minimum Sales Obligation this Agreement shall automatically and without notice become nonexclusive, provided however, that such failure to meet the Minimum Sales Obligation shall not be the basis for default under, or the termination of, this Agreement. If Company cannot meet Distributor's shipment requirements as evidenced by valid purchase orders, the Company and Distributor will mutually agree to adjust the Minimum Sales Obligations accordingly.

     c. Any failure of Distributor to meet its Minimum Sales Obligation in any year which is caused by Company's failure to deliver a competitive product (as defined below) shall not be grounds for Company to reduce or modify Distributor's distribution rights in any way. For the purposes of this Agreement, Distributor will consider the following factors, in good faith and as a whole, in determining whether the Products are competitive: (i) the wholesale price of Products is no more than 5% greater than such price for non-Company manufactured PEM fuel cell systems; (ii) the lifetime end user cost per kWh generated by the Products is no more than 5% greater than that for non-Company manufactured PEM fuel cell systems, where end user cost per kWh will be calculated as the wholesale price plus installation, lifetime operations and maintenance cost, divided by the kWh consumption over the operating life; (iii) the Product's emissions (NOx and CO measured in parts per million), noise (in
Db), and size (in cubic feet) are no more than 10% greater than that for non-Company manufactured PEM fuel cell systems; and (iv) the Product's reliability is no more than 5% worse than that for non-Company manufactured PEM fuel cell systems.

     d. If Distributor fails to meet its Minimum Sales Obligation, Company will notify Distributor of that fact within 90 days of the end of the calendar year for which Distributor fails to meet its Minimum Sales Obligation. However, if Distributor's total sales exceed [***] of the Minimum Sales Obligation set forth above for any of the years 2001, 2002, or 2003, or as adjusted per Section 5.a, Company shall not name an additional distributor. For example, if Distributor achieves greater than [***] of the Minimum Sales Obligation for the year 2001, Company may not name an additional Distributor. This provision shall apply only one time during the first three years, such that if it applies to sales in 2001, it shall not apply to sales in 2002 or 2003; and if it applies to sales in 2002, it shall not apply to sales in 2003.

     e. Distributor agrees to purchase, on a take-or-pay basis, a minimum of [***] Test and Evaluation Units at a cost of [***] each, provided they are shipped prior to December 31, 1999. Distributor further agrees to purchase [***] Pre-Commercial Products at a cost of [***] each for the first
[***] and [***] each for the remaining [***], provided they are shipped at least five (5) months prior to the shipment of the first commercial unit.


6.   DISTRIBUTOR COVENANTS AND REPRESENTATIONS.
     -----------------------------------------

     Distributor represents and warrants, to Company (its members, agents, officers, directors) and agrees:

     a. To use its best efforts to market and sell Products and provide services within the Territory. Distributor shall maintain, at its own expense, such office space and facilities, and hire and train such personnel as Distributor may deem necessary to carry out its obligations under the Agreement.

     b. During the term of this Agreement to use its best efforts to achieve the Minimum Sales Obligation as defined and specified in Section 5 of this Agreement.

     c. Except as otherwise provided in this Agreement, to bear all expenses associated with Distributor's marketing and sale of Pre-Commercial and Commercial Product and the provision of services under this Agreement.

     d. To spend a minimum of [***] on technical research and marketing during the period beginning January 1, 1999 and ending July 1, 2001 or six (6) months following commercial production, whichever comes later. No later than one (1) year prior to expected commercial production, Distributor shall prepare for confidential review by Company a marketing and services development schedule which will include milestones and objective measures of progress toward the January 1, 2001 Product release. Distributor shall make available to Company on a confidential basis all market and product intelligence gathered as a result of its research and marketing, as related to the sale and use of the Products, including but not limited to product applications, customer response, and customer demand.

     e. In conjunction with Company's obligations in Section 7.f, Distributor shall be responsible for the administration and field work necessary to obtain any regulatory approvals for Distributor to conduct its operations in the Territory. Distributor shall provide assistance to the Company in order to assist Company in complying with registration requirements in the Territory, obtain such other approvals from governmental authorities of the Territory as may be necessary to comply with any and all governmental laws, regulations, and orders that may be applicable to Distributor by reason of the execution of this Agreement, and assist Company in taking those actions necessary for Distributor to be registered as Company's independent distributor with any governmental authority. Without limiting the foregoing, Distributor shall furnish Company with such documentation as Company may request to confirm Distributor's compliance with this Section, and Distributor agrees that it shall not engage in any course of conduct that would cause Company to be in violation of the laws of any jurisdiction within the Territory. Distributor shall comply fully with, and shall be solely responsible for all safety standards, health code requirements and regulations, specifications, and other requirements imposed by law, regulation, or order in the Territory and applicable to the marketing and sale of the Products and to the provision of services provided by Distributor.

     f. Not to (i) disassemble, decompile or otherwise reverse engineer the Product or otherwise attempt to learn the ideas underlying the Product; (ii) take any action contrary to Company's license granted to Distributor, except as expressly and unambiguously allowed under this Agreement; (iii) copy, modify or enhance the Product; or (iv) allow others to do any of the foregoing.

     g. To advertise and promote the Products labeled with Company's name and trademarks ("Branding Materials"). Distributor shall provide Company with all such Branding Materials for Company's approval prior to their use. Company shall not unreasonably withhold its approval of the Branding Materials. Distributor shall not design the Branding Materials in such a way as to either imply or state that Distributor's relationship with Company is other than that of an independent distributor.

     h. TO KEEP COMPANY INFORMED AS TO ANY PROBLEMS ENCOUNTERED WITH THE PRODUCTS AND ANY RESOLUTIONS ARRIVED AT FOR THOSE PROBLEMS, AND TO COMMUNICATE PROMPTLY TO COMPANY ANY AND ALL MODIFICATIONS, DESIGN CHANGES OR IMPROVEMENTS OF

THE PRODUCT SUGGESTED BY ANY CUSTOMER, EMPLOYEE OR AGENT. DISTRIBUTOR FURTHER AGREES THAT COMPANY SHALL HAVE AND IS HEREBY ASSIGNED ANY AND ALL RIGHT, TITLE AND INTEREST IN AND TO ANY SUCH SUGGESTED MODIFICATIONS, DESIGN CHANGES, OR IMPROVEMENTS OF THE PRODUCT, WITHOUT THE PAYMENT OF ANY ADDITIONAL CONSIDERATION THEREFOR EITHER TO DISTRIBUTOR, OR ITS EMPLOYEES, AGENTS OR CUSTOMERS. DISTRIBUTOR WILL ALSO PROMPTLY NOTIFY COMPANY OF ANY INFRINGEMENT OF ANY TRADEMARKS OR OTHER PROPRIETARY RIGHTS RELATING TO THE PRODUCT.

     i. To carry out all sales promotion work and solicitation of sales for the Products diligently, using its reasonable efforts for the account of Company. These efforts shall include, but shall not in any way be limited to:
(i) advertising and promoting the Products effectively and requiring its distributors or sub-distributors to do the same; (ii) ordering and keeping a representative selection of Company's up-to-date promotional sales literature, technical bulletins, price lists, manuals, catalogues and other promotion materials in good condition; (iii) maintaining the equipment and facilities to enable Distributor to demonstrate the Products to potential new customers; and
(iv) assisting Company in securing and protecting any property rights in connection with the Products in the Territory.

     j. To not make any representations as to the Products other than those, if any, contained in written information and data provided by Company. Distributor shall be totally responsible for any of its representations and shall hold Company harmless from any claims and expenses, including, but not limited to, reasonable attorneys' fees, resulting from such unauthorized representations.

     k. To not manufacture the Products, nor engage any entity other than Company to do so.

7.   COMPANY'S OBLIGATIONS.
     ---------------------

     a. Company shall supply Distributor with copies of brochures, catalogues, technical specification sheets, and promotional sales literature and such other information or materials as Company, in its judgment, reasonably believes will assist Distributor in promoting and assisting in the sale and acceptance of the Products in the Territory. These items shall be conveyed in English, unless the parties otherwise agree from time to time. Company shall, at its expense, provide Distributor with reasonable amounts of technical materials (e.g., drawings, schematics, installation manuals, operating procedures, available marketing materials, field test results, training materials) and available information regarding Product applications and customer demand pertaining to the Products as are requested by Distributor from time to time. All such information and materials will be furnished in the English language.

     b. Company shall notify Distributor of any material changes in or affecting the Products, projected delivery dates and schedule changes that may reasonably be expected to affect the obligations of Distributor hereunder; provided, that no such notification shall relieve Company of any of its obligations hereunder.

     c. Company shall, if required by Distributor, provide Distributor with reasonable access to and assistance of its technical support personnel. Such assistance shall be without charge to Distributor except as may be otherwise mutually agreed.

     d. Company shall maintain in effect at all times product liability insurance with policy limits as described in Exhibit 5 attached hereto, as such Exhibit may be revised from time to time upon the mutual agreement of Company and Distributor, and Distributor shall be named as an additional insured to each such policy. In the event Company cannot obtain such insurance on commercially reasonable terms, Company shall notify Distributor, and Distributor may terminate the Agreement.

     e. If Company is contacted, or has been contacted, by third parties concerning the possible purchase of Products by customers in the Territory, Company will use its best efforts to refer such persons to the Distributor, provided Company has not named any additional or replacement distributor in the Territory in accordance with this Agreement.

     f. Company shall comply with all registration requirements in the Territory that are applicable to the Company, obtain such other approvals from governmental authorities of the Territory as may be necessary to comply with any and all governmental laws, regulations, and orders that may be applicable to Company by reason of the execution of this Agreement, and take those actions necessary for Distributor to be registered as Company's independent distributor with any governmental authority. At Distributor's request, Company shall perform all tests for all certifications (regulatory or otherwise) required to certify use of the Products sold by Distributor for stand-alone and/or grid-connected stationary power applications. Without limiting the foregoing, Company shall furnish Distributor with such documentation as Distributor may request to confirm Company's compliance with this Section; and Company agrees that it shall not engage in any course of conduct that would cause Distributor to be in violation of the laws of any jurisdiction within the Territory.

     g. Company will use its best efforts to maintain a minimum annual Product production required to fill any of Distributor's firm purchase orders; provided that Distributor is in compliance with this Agreement and proceeds to develop the infrastructure necessary to market, sell, and provide services to the volume of Products equal to the Distributor's Minimum Sales Obligations. If Company is unable to maintain annual Product production required to fill Distributor's firm purchase orders, Company will ship a pro rata share of Product to Distributor, based on Distributor's firm purchase orders, as compared to firm purchase orders from other distributors.

     h. Company shall comply fully with, and shall be solely responsible for, all safety standards, health code requirements and regulations, specifications, and other requirements imposed by law, regulation, or order in the Territory, that are applicable to the design, manufacturing, and testing of the Products and the provision of services by Company. Company shall establish and maintain a program, to the mutual satisfaction of the Company and Distributor, in order to create ongoing product design, manufacturing, testing, inspection, and other safety and quality-related processes that are adequate to assure the safety and reliability of Company's Products.

     i. Company shall include the name of Distributor in its Internet home page.

8.   OPERATIONS AND EXPENSES.
     -----------------------

The detailed operations of the Distributor under this Agreement are subject to its sole control and management, subject to compliance with the terms hereof. Distributor shall be responsible for all of its own expenses and employees. Distributor agrees that it shall incur no expense chargeable to Company except as may be specifically authorized, in advance, in writing, in each case by Company nor shall any such expenses, including taxes, fees, or similar charges, be deducted from any amounts due hereunder.

9.   TRADEMARK LICENSE AND USE.
     -------------------------

     a. Company grants to Distributor a non-exclusive, non-transferable license to use trademark(s) described in Exhibit 2 to this Agreement ("Authorized Trademarks") only in connection with the sale and promotion of the Products in the Territory and during the term of and pursuant to the terms and conditions of the Agreement. No trademark, trade name or other designations may be used without the written consent of Company except as expressly provided in this section. Company expressly allows Distributor to represent that it is a distributor of the Products, including on the Products themselves, advertising materials, stationary and letterhead. Company further expressly allows Distributor to co-brand the Products, so long as Company branding and trading policies are not otherwise violated.

     b. Distributor shall not assign or sub-license its rights to the Authorized Trademarks to any other person or entity, except to agents, distributors or sub-distributors. Any such assignment or sub-license to use Authorized Trademarks to an agent, distributor or sub-distributor is subject to the approval of Company, which approval shall not be unreasonably withheld. Company shall have the right to control the nature and quality of the Distributor's or sub-licensee's use of an Authorized Trademark to protect Company's rights in the Authorized Trademarks.

     c. Distributor shall not remove, change, obscure, or add to the labels, markings, names or trademarks that Company has affixed to any of the Products.

     d. Distributor shall not register, or attempt to register any of the Authorized Trademarks in any jurisdiction without the express consent of Company.

     e. Distributor acknowledges and agrees that Company's remedy at law for any breach of Company's obligations under this paragraph would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any action or proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damages.

10.  CONFIDENTIALITY.
     ---------------

     a. Without the prior written consent of Company, Distributor shall not disclose to any third party any confidential business information or trade secrets of Company, including but not limited to: the content of this Agreement; customer lists; product specifications; product technical manuals; service records; financial or sales reports; price lists; and any materials related to Company's customers, financial performance, or design of the Products, except for or in connection with any assignments permitted under Sections 2.c and 15 hereof.

     b. Distributor hereby acknowledges and agrees that the Products are proprietary to Company. Distributor agrees to use utmost diligence to protect the trade secrets and other proprietary rights of Company in the Products from disclosure to third parties. Distributor shall also promote compliance with the terms and conditions of this Agreement by employees and others with access to the Products.

     c. Distributor acknowledges and agrees that Company's remedy at law for any breach of Company's obligations under this paragraph would be inadequate, and agrees and consents that temporary and permanent injunctive relief may be granted in any action or proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damages.

     d. Distributor's obligations under this confidentiality provision shall survive termination or expiration of this Agreement.

11.  ETHICAL CONDUCT.
     ---------------

     Distributor expressly agrees that it shall not be entitled to any commissions, fees, discounts or other compensation if facts are known to Company that reasonably support a belief that Distributor is in violation of any of the terms and conditions of paragraph 17 of this Agreement.

12.  LIMITED WARRANTY; DISCLAIMER; INDEMNITY.
     ---------------------------------------

     a. Company will convey clear title to all Products to Distributor as provided hereunder; Company warrants and represents that all Products sold pursuant to this Agreement will be free from all material defects in workmanship and material, and that the Products are provided in strict accordance with the specifications set forth in Exhibits 3 and 4. Except as provided by this Agreement, any attempt by the Company to limit, disclaim, or restrict any such warranties or any remedies of Distributor, except as limited by this Agreement, by acknowledgement or otherwise, in accepting or performing an order, shall be null, void, and ineffective without Distributor's written consent. For Commercial Product purchased under this Agreement, the foregoing warranties shall apply for a period of the lesser of [***] months from the date of installation or [***] months from delivery from Company to the Distributor or Distributor's sub-distributors. For Pre-Commercial Product purchased under this Agreement, the foregoing warranties shall apply for a period of the lesser of [***] from the date of installation or [***] months from delivery from Company to the Distributor or Distributor's sub-distributors. For any component product purchased by the Company with a warranty in excess of the terms described above, the Company shall make such extended warranty coverage available to the Distributor for the relevant component. The foregoing warranties are conditioned upon (a) proper storage, handling, transportation, installation, use, repair, and maintenance, and conformance with any reasonable recommendations of the Company; and (b) Distributor promptly notifying the Company of any defects and, if required, promptly making the Commercial Product or Pre-Commercial Product available for correction. The foregoing warranties are provided at no cost to the Distributor or the Distributor's customers.

If any Product fails to meet the foregoing warranties during the warranty periods set forth above, the Company shall correct any such failure by either
(a) repairing the defective Product, or (b) replacing the defective Product at its sole option. All costs associated with such repair or replacement, including transportation costs, shall be the sole responsibility of the Company, subject to the limitations set forth in the service agreement described in the next paragraph.

Distributor will provide the labor, transportation, and other services necessary for such repairs and replacements pursuant to a Service Agreement that will be mutually agreed upon between Company and Distributor. Such Service Agreement shall contain terms and conditions not less favorable to Distributor than the terms and conditions of similar service agreements with other distributors of Company's Products. Distributor and Company will negotiate the terms and conditions of the Service Agreement in good faith. If such Service Agreement is not agreed to by July 1, 2000, then this Agreement shall become non-exclusive unless the parties otherwise mutually agree. The Service Agreement will set forth limits on Company's reimbursement to Distributor for labor, transportation, and other services. The Service Agreement will also set forth a warranty approval process that will include pre-approval of major warranty claims prior to commencement of work by the Distributor, submission of all warranty claims for review and approval by the Company, and return of all parts subject to warranty claims to the Company.

For Commercial Product, Company will provide Distributor with the option of purchasing an extension to the initial warranty period. Such additional warranty will be for [***] years beyond the termination of the initial warranty period, and will cover [***]. The price for such warranty extension, if purchased, is expected to be a maximum of [***] for Commercial Product purchased during the first [***] of commercial production, and [***] for Commercial Product purchased thereafter, to be paid as a lump sum at the time of purchase. The Company may increase the price for warranty extensions by a commercially reasonable amount if, in the good faith judgement of the Company, such increase is necessary based on prototype testing and repair experience.


For Pre-Commercial Product, Company will provide Distributor with the option of purchasing an extension to the initial warranty period. Such additional warranty will be for [***] beyond the termination of the initial warranty period, and Company will provide a firm price no later than October 1, 1999.


THE WARRANTIES SET FORTH IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER ORAL, WRITTEN, EXPRESS, OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE COMPANY'S WARRANTY OBLIGATIONS AND DISTRIBUTOR'S REMEDIES UNDER THIS SECTION ARE SOLELY AND EXCLUSIVELY AS STATED HEREIN.

     b. The above warranty does not extend to any Product that is modified or altered, is not maintained to Company's maintenance recommendations, is operated in a manner other than that specified by Company, has its serial number removed or altered or is treated with abuse, negligence or other improper treatment (including, without limitation, use outside the recommended environment).

     c. Distributor may extend its own product warranty to its customers provided Distributor alone shall be responsible to such customer thereof and neither Distributor nor such customer shall have recourse against Company with respect thereto. Distributor hereby agrees to indemnify and hold Company harmless from any and against all claims, actions, losses, damages, costs, liabilities and expenses (including reasonable attorney's fees) based upon any express or implied warranty made by Distributor to any customer.

13.  LIMITED LIABILITY.
     -----------------

     EXCEPT AS SET FORTH IN SECTION 12, COMPANY WILL NOT BE LIABLE TO DISTRIBUTOR OR THIRD PARTY WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHER LEGAL OR EQUITABLE THEORY FOR (I) ANY AMOUNTS IN EXCESS IN THE AGGREGATE, OF THE AMOUNTS PAID TO COMPANY HEREUNDER DURING THE TWELVE-MONTH PERIOD PRIOR TO DATE THE CAUSE OF ACTION AROSE OR (II) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR BUSINESS OPPORTUNITIES) OR (III) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY, OR SERVICES. COMPANY SHALL HAVE NO LIABILITY FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND ITS REASONABLE CONTROL.

14.  RELATIONSHIP OF PARTIES.
     -----------------------

     The parties hereto expressly understand and agree that Distributor is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith and is responsible for and will indemnify, defend and hold Company harmless from any and all claims, liabilities, damages, debts, settlements, costs, attorneys' fees, expenses, and liabilities of any type whatsoever that may arise on account of Distributor's activities, or those of its employees or agents, including, without limitation, providing unauthorized representations or warranties (or failing to disclose all limitations on warranties and liabilities set forth herein on behalf of Company) to its customers or breaching any term, representation or warranty of this Agreement. Company is in no manner associated with or otherwise connected with the actual performance of this Agreement on the part of Distributor, nor with Distributor's employment of other persons or incurring of other expenses.
Except as expressly provided herein, Company shall have no right to exercise any control whatsoever over the activities or operations of Distributor.

15.  ASSIGNMENT.
     ----------

Distributor shall not assign this Agreement or its rights under this Agreement to any other third party, except that Distributor may assign its rights to and
                          -----------
obligations under this Agreement to any entity that is 80% or more owned or controlled by DTE Energy Company or by any other entity that in turn is 80% or more owned or controlled by DTE Energy Company, provided that any such entity shall be bound, in writing, to all restrictions on Distributor contained in this Agreement. Notwithstanding this Section 15, Distributor shall not transfer or assign this Agreement or any of the rights and obligations contained herein to a competitor of the Company without the prior written consent of the Company. In addition, the Company may assign its rights pursuant to this Agreement to any person who, by merger, operation of law, asset purchase or otherwise, acquires substantially all of the business of the Company to which this Agreement relates.


16.  TERM AND TERMINATION.
     --------------------

     a. This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events:

          i. If the other ceases to do business, or otherwise terminates it business operations or if there is a material change in control of the other; or

          ii. If the other shall fail to promptly secure or renew any license, registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within sixty days; or

          iii. If the other materially breaches any material provision of this Agreement and fails to substantially cure such breach within thirty days (ten days in the case of a failure to pay) of written notice describing the breach; or

          iv. If the other becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other (and not dismissed within 90 days); or

          v. If Distributor breaches any other agreement or contract with Company, and the breach is not cured within thirty days of written notice describing the breach.

     b. On termination or expiration of this Agreement for any reason whatsoever including, but not limited to, termination or expiration by passage of time or nonrenewal, the parties expressly agree that the following shall take effect: (i) all rights granted to Distributor under or pursuant to this Agreement shall immediately cease; (ii) all contracts and orders placed by Distributor for the Products and accepted, but not filled or delivered by Company as of the date of termination, shall be filled or delivered by Company subject to the terms and conditions of this Agreement; (iii) all contracts or orders for the Products not accepted by Company on or before the date of termination shall, at Company's sole option, be canceled; (iv) Distributor shall forthwith return to Company all promotional Sales information materials or demonstration products that have been furnished by Company to Distributor during the term of this Agreement, it being understood that no copies of these foregoing materials may be retained by Distributor subsequent to the date of termination or expiration of this Agreement; and (v) Company shall repurchase from Distributor, at the then fair market value in the Territory, any Products and replacement parts purchased from Company by Distributor for inventory or other purpose directly related to furthering the purposes of this Agreement.

     c. Distributor acknowledges and expressly agrees that Company shall not be liable to Distributor, and Distributor hereby waives any claims for compensation or damages of any kind or character whatsoever, whether on account of the loss by Distributor of present or prospective compensation or anticipated compensation, or of expenditures, investments or commitments made either in connection therewith or in connection with the establishment, development or maintenance of establishment, development or maintenance of Distributor's business, or on account of any other cause or thing whatsoever.

     d. Termination is not the sole remedy under this Agreement and, whether or not termination is affected, all other remedies will remain available.

17.  NO EXPORT.
     ---------

     The Products shall not be distributed for export nor sold to the end users for use outside the Territory. The parties further acknowledge and agree that all actions taken by the parties in furtherance of fulfillment of this Agreement shall be in full compliance with all applicable U.S. export control laws and regulations, as they are amended from time to time. The parties recognize that such laws may require, among other things, applying for export licenses for the export of information ("Technical Data"). Failure to obtain such licenses or otherwise comply with such laws could subject the parties to criminal sanctions including imprisonment. It is further acknowledged that the export of Technical Data, including the Products, software, know-how and other proprietary information, is "deemed" by the U.S. government to be exported: (i) upon transmission from the United States; (ii) upon oral release by a U.S. citizen in a foreign country; or (iii) by release in the United States to non-U.S. nationals.

18.  AMENDMENT AND WAIVER.
     --------------------

     Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties.

19.  GOVERNING LAW AND LEGAL ACTIONS.
     -------------------------------

     This Agreement shall be governed by and construed under the laws of the State of Michigan and the United States without regard to conflicts of law provisions. Unless waived by Company in writing for the particular instance (which Company may do at its option), the sole jurisdiction and venue for actions related to the subject matter hereof shall be the State of Michigan and U.S. federal court for the Eastern District of Michigan. Both parties consent to the exhibit jurisdiction and venue of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by Michigan or federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees.

20.  FORCE MAJEURE.
     -------------

     Neither party shall be liable under this Agreement for any loss or damage of any nature incurred as a result of any failures of delays in performance because of any cause or circumstances beyond its control. This includes, but is not limited to, any failure or delays in performance caused by any strikes, lockouts, labor disputes, fires, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with the laws, orders or policies of any government authority, delays in transit or delivery on the part of transportation companies or failures of communication facilities or sources of raw materials. However, the party claiming a Force Majeure Event must notify the other in writing within ten days of the beginning of such an event, and no Force Majeure Event shall extend for a period of greater than 45 days.

21.  HEADINGS.
     --------

     Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

22.  NOTICES.
     -------

     Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given if (i) delivered in person,
(ii) sent by recognized overnight courier, or (iii) by registered or certified mail, postage prepaid, to the respective party at the address set out above or to such other address any party shall have given notice in accordance with this
Section 22. Notices hand-delivered shall be deemed given the same day as delivery-notices sent by overnight mail shall be deemed given the day following delivery, and notices sent by mail shall be deemed given three business days after the date posted, provided however, that any change of address shall be effective only upon receipt.

23.  ENTIRE AGREEMENT.
     ----------------

     This Agreement supersedes all proposals and agreements whether oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom.

24.  SEVERABILITY.
     ------------

     If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

25.  CORPORATE AUTHORITY.
     -------------------

     The individuals executing this Agreement on behalf of Company and Distributor do each hereby warrant and represent that they respectively have been and are on the date of this Agreement duly authorized by all necessary or appropriate corporate action to execute this Agreement.

26.  COUNTERPARTS.
     ------------

     To facilitate execution, this Agreement may be executed in more than one counterpart, each of which shall constitute an original and all of which shall constitute one and the same Agreement.

27.  FACSIMILE.
     ---------

     Facsimile signatures to this Agreement shall be considered original signatures.

28.  BASIS OF BARGAIN.
     ----------------

     EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND
LIABILITY

AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL, BARGAINED-FOR BASES OF THIS AGREEMENT, AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.
SIGNATURE PAGE FOLLOWS.

                                    DTE ENERGY TECHNOLOGIES, INC.

                                    (a Michigan corporation)


                                    By:
                                       -----------------------------------

                                    Its:
                                       -----------------------------------
                                                   "Distributor"


                                    PLUG POWER, L.L.C.
                                    (a Delaware limited liability company)


                                    By its Managing Member:


                                    --------------------------------------


                                    By:
                                       -----------------------------------


                                    Its:
                                       -----------------------------------
                                                   "Company"

                                   EXHIBIT 1



     The Products made by the Company are a range of fuel cell systems that are capable of generating electricity through electrochemical reactions. The components comprising the fuel cell systems include, but are not limited to, one or more of the following whether used alone or in combination:

 .  A fuel processor that generates hydrogen gas and/or other gas(es).

 . A fuel cell stack(s) that generates electricity through electrochemical reactions.

 . An inverter system to convert direct current electricity to alternating current electricity.

 . A system controller for operation of the fuel cell system or any component thereof.

 .  An energy storage system.

 .  A heat exchanger.

                                   EXHIBIT 2

                             Authorized Trademarks


     1.   "Plug Power"

Stylized Plug Power Logo

                                   EXHIBIT 3

                             Pre-Commercial Product
                             Company Specifications

Note:  Company and Distributor recognize that the definition of the Pre-
-----------------------------------------------------------------------
Commercial Product (PCP) may change based on further analysis of residential
----------------------------------------------------------------------------
load profiles and field testing.  If Company and Distributor mutually  agree to
-------------------------------------------------------------------------------
change the specifications set forth below, Company and Distributor will mutually
--------------------------------------------------------------------------------
agree  on the prices and purchase volumes set forth in Section 5.
-----------------------------------------------------------------

Packaging:

     PCP product design will be complete to the point where interfaces between major components (e.g., stack, reformer, inverter, etc.) will be similar to that of the final Product.

Certifications:
---------------

     Certifications (e.g., UL, NFPA, AGA, FCC Class B) are not required for the PCPs. However, PCPs must meet any customary local codes and regulations required for field testing by Distributor's Customers. To the extent the test site required preparation to meet local codes, any site improvements will be at the Customer's expense.

Technology:
-----------

     Basic technology of all major PCP components will be the same as that of the Commercial Product; however, suppliers and manufacturers of the major components need not be the same as those for the Commercial Product.

Documentation:
---------------

     PCPs must be shipped with sufficient documentation (e.g., installation drawings, operating manuals, repair guides) to allow for start-up and Service by individuals with a skill level comparable to a typical HVAC technician, after such individual has completed the Company training program or a training program approved by Company.

     PCPs must be provided in strict accordance with samples, drawings, and/or designs provided by Company and approved in writing by Company and Distributor.

Technical Support:
------------------

     Company will make available by telephone to Distributor and its sub-distributors PCU technical support during Company's normal business hours. Company will also establish a 24-hour telephone number to accommodate emergency calls from Distributor and its sub-distributors.

Shipping:
----------

     Company will prepare all PCPs to allow for standard commercial shipment (e.g., truck, rail, cargo ship) to Customer locations.

Monitoring & Diagnostics:
-------------------------

     PCPs will be designed to accommodate remote monitoring and diagnostics ("RM&D") equipment (e.g., modems, data collection/storage). RM&D equipment will be provided, installed, and operated at Distributor's or its Customers' expense. At a minimum, the PCP control system will allow the RM&D equipment to monitor the following parameters:

     Current System Status
     Output Power
     Voltage
     Current
     Others - TBD*

Assumptions:
------------

     Plug Power assumed the following in developing the specifications set forth below:

     Natural gas line pressure at [***] of water or greater; and Average system usage of [***] kWh/year.

-------------------------------------------------------------------------------------------------
               Specification                                          PCP
-------------------------------------------------------------------------------------------------
kW output rating                                 7kW continuous, [***] operating design point,
                                                                   [***]
                                                           all outputs [***]

-------------------------------------------------------------------------------------------------
Voltage/frequency                                                  [***]
-------------------------------------------------------------------------------------------------

Operating design point efficiency (i.e.,                           [***]
 efficiency at [***] kW output)

-------------------------------------------------------------------------------------------------
Continuous output efficiency (i.e.,                                [***]
 efficiency at 7kW output)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Phase                                                              [***]

-------------------------------------------------------------------------------------------------
Fuel capability   [***]                                            [***]
 unless notified by DISTRIBUTOR in
 writing 12 months prior to PCP delivery)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Allowable fuel contaminants                    Must be able to operate on [***]

                                               For NG:
                                               Sulfur ___ TBD*
                                               Alkalis ___ TBD*
                                               Water  ___ TBD*
                                               Nitrogen  ___ TBD*
                                               Non-Methane Hydrocarbons ____ TBD*
                                               Methane ___ TBD*

                                               For LPG: _______ TBD*
                                               For Methanol: _______ TBD*

-------------------------------------------------------------------------------------------------
System make up water requirements              Must be able to operate on [***]

                                               Iron (PPM maximum) ___ TBD*
                                               Calcium (PPM maximum) ___ TBD*
                                               Chlorine (PPM maximum) ____ TBD*
                                               Particulate (PPM maximum) ___ TBD*
                                               Other ______ (PPM maximum) ____ TBD*

-------------------------------------------------------------------------------------------------
Noise                                                ____ dBa (TBD*) [***]

                                                     ____ dBa (TBD*) [***]
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Operating environment requirements               Must be able to operate [***]
                                                                    Humidity
                                                               Maximum ____% TBD*
                                                               Minimum ____% TBD*
                                                                  Salt in Air
                                                               Maximum ____% TBD*
                                                               Minimum ____% TBD*
                                                           Particulate (e.g., pollen)
                                                               Maximum ____% TBD*
                                                               Minimum ____% TBD*
                                                      Other Cathode contaminant(s) (e.g.,
                                                              hydrocarbon vapor)
                                                               Maximum ____% TBD*
                                                               Minimum ____% TBD*

-------------------------------------------------------------------------------------------------
Emissions  - TBD*
    NOx (NG)                                               ____/____ (maximum/target)
    CO (NG)                                                ____/____ (maximum/target)

    NOx (LPG)                                              ____/____ (maximum/target)
    CO (LPG)                                               ____/____ (maximum/target)

    NOx (Methanol)                                         ____/____ (maximum/target)
    CO (Methanol)                                          ____/____ (maximum/target)

-------------------------------------------------------------------------------------------------
Ambient temperature range                                                           [***]

-------------------------------------------------------------------------------------------------
Altitude                                                           [***]

-------------------------------------------------------------------------------------------------
Power conditioning system                                          [***]

-------------------------------------------------------------------------------------------------
Overload [***]                                                     [***]

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Harmonics                                         Harmonics at 7.0 kW continuous operation to
                                                      satisfy [***] for harmonic voltages.
                                                 Harmonics at [***] of non linear connected load
                                                  [***].

-------------------------------------------------------------------------------------------------
Power quality (isolated)
-------------------------------------------------------------------------------------------------

     Voltage, steady state (up to 7.0                               [***]
      kW continuous)

-------------------------------------------------------------------------------------------------
     Voltage, transient (up to overload                            [***]
      rating)

-------------------------------------------------------------------------------------------------
Control                                                            [***]

-------------------------------------------------------------------------------------------------
Communications                                      [***]  or similar as needed to establish
                                                             communications links
-------------------------------------------------------------------------------------------------
Grid connection                                          Suitable for isolated operation (via
                                                     a transfer switch) in a grid-connected site.
-------------------------------------------------------------------------------------------------

MTB stack replacement                                             TBD*
                                                                  [***]

MTB system (i.e., PEM Fuel Cell-                                  TBD*
 Powered Generator Set) failure
-------------------------------------------------------------------------------------------------
Performance degradation (e.g.,                                    TBD*
 efficiency, output)                                              [***]

-------------------------------------------------------------------------------------------------
Non-fuel O&M ($/year up to first stack                            TBD*
 replacement) at [***] kWh/year

-------------------------------------------------------------------------------------------------
Product life with prescribed routine                              TBD*
 maintenance (including stack                                    [***]
 replacement) at less than [***] kWh/year

---------------------------------------------------------------------------------------------


* COMPANY and DISTRIBUTOR will mutually agree to the specific values for these areas no later than October 1, 1999 (e.g., based on TEU lab and field-testing).

                                   EXHIBIT 4

                              Commercial Product
                            Company Specifications

Note:  Company and Distributor recognize that the specification of Commercial
-----------------------------------------------------------------------------
Product may change based on further analysis of residential load profiles and
-----------------------------------------------------------------------------
field testing.  If Company and Distributor mutually agree to change the
-----------------------------------------------------------------------
specifications set forth below, Company and Distributor will mutually agree on
------------------------------------------------------------------------------
the prices and the purchase volumes set forth in Section 5.
-----------------------------------------------------------

Packaging:
----------

     Product package size and weight must be suitable for installation indoor or outside of a typical single family residence within the Territory.

Certifications:
---------------

     Commercial Product, including packaging, must be compliant with all requisite standards (e.g., UL, NFPA, AGA, FCC Class B, CE) within the Territory. To the extent the installation site requires preparation to meet local codes, any site improvements will be at the Customer's expense.

Interconnection:
----------------

     Products will be capable of interconnection to the electrical system of a typical single family residence; provided however that the Product will operate isolated from the grid with the use of transfer switch ("stand-alone operation"). The transfer switch will, in the event that the Product fails or is interrupted, transfer the household load from the Product back to the utility grid within no more than [***].

     Should it be determined that the Distributor's Customers require an interconnection scheme other than stand-alone operation (e.g., grid parallel), Distributor and Company will jointly set the requirements of the new interconnection scheme. To the extent the new interconnection scheme results in an increase in Company's Product cost, Company will adjust Distributor's transfer price proportionately.

Installation:
-------------

     Products must be in compliance with any applicable installation requirements within the Territory.

Documentation:
---------------

     Products must be shipped with sufficient documentation (e.g., installation drawings, operating manuals, repair guides) to allow for start-up and Service by individuals with a skill level comparable to a typical HVAC technician, after such individual has completed the Company training program or a training program approved by Company.

      Products must be shipped with documentation sufficient for an average homeowner to perform routine maintenance.

     Products must be provided in strict accordance with samples, drawings, and/or designs provided by Company and approved in writing by Company and Distributor.

Technical Support:
------------------

     Company will make available by telephone to Distributor and its sub-distributors Product technical support during Company's normal business hours. Company will also establish a 24-hour telephone number to accommodate emergency calls from Distributor and its sub-distributors.

Shipping:
---------

     Company will prepare all Products to allow for standard commercial shipment (e.g., truck, rail, cargo ship) to Customer locations.

Monitoring & Diagnostics:
-------------------------

     Products will be designed to accommodate remote monitoring and diagnostics (RM&D) equipment (e.g., modems, date collection/storage). RM&D equipment will be provided, installed, and operated at Distributor's or its Customers' expense. At a minimum, the Product control system will allow the RM&D equipment to monitor the following parameters:

     Current System Status
     Output Power
     Voltage
     Current
     Others - TBD*

Assumptions:
-------------
     Plug Power assumed the following in developing the specifications set forth below:

     Natural gas line pressure at [***] or greater; and Average system usage of [***].

--------------------------------------------------------------------------------------------------
                Specification                                        Product
--------------------------------------------------------------------------------------------------
kW output rating                                  7kW continuous, [***] operating design point,
                                                                  [***]
                                                      all outputs [***]
--------------------------------------------------------------------------------------------------
Voltage/frequency                                                 [***]
--------------------------------------------------------------------------------------------------
Operating design point efficiency (i.e.,                          [***]
efficiency at [***] output)
--------------------------------------------------------------------------------------------------
Continuous output efficiency (i.e.,                               [***]
efficiency at 7kW output)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Phase                                                               [***]
--------------------------------------------------------------------------------------------------
Fuel capability                                                     [***]
--------------------------------------------------------------------------------------------------
Allowable fuel contaminants                     Must be able to operate on [***]

                                                For NG:
                                                Sulfur ___ TBD*
                                                Alkalis ___ TBD*
                                                Water  ___ TBD*
                                                Nitrogen  ___ TBD*
                                                Non-Methane Hydrocarbons ____ TBD*
                                                Methane ___ TBD*

                                                For LPG: _______ TBD*
                                                For Methanol: _______ TBD*
--------------------------------------------------------------------------------------------------
System make up water requirements               Must be able to operate on [***]
--------------------------------------------------------------------------------------------------
                                                Iron (PPM maximum) ___ TBD*
                                                Calcium (PPM maximum) ___ TBD*
                                                Chlorine (PPM maximum) ____ TBD*
                                                Particulate (PPM maximum) ___ TBD*
                                                Other(s) ______ (PPM maximum) ____ TBD*
--------------------------------------------------------------------------------------------------
Noise                                                 ____ dBa (TBD*) [***]

                                                       ____ dBa (TBD*) [***]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Operating environment requirements                Must be able to operate [***]

                                                                     Humidity
                                                                maximum ____% TBD*
                                                                minimum ____% TBD*
                                                                   Salt in Air
                                                                maximum ____% TBD*
                                                                minimum ____% TBD*
                                                            Particulate (e.g., pollen)
                                                                maximum ____% TBD*
                                                                minimum ____% TBD*
                                                       Other Cathode contaminant(s) (e.g.,
                                                               hydrocarbon vapor)
                                                                maximum ____% TBD*
                                                                minimum ____% TBD*
--------------------------------------------------------------------------------------------------
Emissions - TBD*
    NOx (NG)                                                ____/____ (maximum/target)
    CO (NG)                                                 ____/____ (maximum/target)

    NOx (LPG)                                               ____/____ (maximum/target)
    CO (LPG)                                                ____/____ (maximum/target)

    NOx (Methanol)                                          ____/____ (maximum/target)
    CO (Methanol)                                           ____/____ (maximum/target)
--------------------------------------------------------------------------------------------------
Ambient temperature range                                           [***]
--------------------------------------------------------------------------------------------------
Altitude                                                            [***]
--------------------------------------------------------------------------------------------------
Power conditioning system                                           [***]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Overload [***]                                              [***]
--------------------------------------------------------------------------------------------------
Harmonics                                         Harmonics at 7.0 kW continuous operation to
                                                  satisfy [***] for harmonic voltages. Harmonics
                                                  at [***] of non linear connected load will be
                                                  subject to [***].
--------------------------------------------------------------------------------------------------
Power quality (isolated)
--------------------------------------------------------------------------------------------------
Voltage, steady state (up to 7.0 kW                         [***]
continuous load)
--------------------------------------------------------------------------------------------------
Voltage, transient (up to overload rating)                  [***]
--------------------------------------------------------------------------------------------------
Control                                             [***] or similar as needed to establish
                                                    communication links.
--------------------------------------------------------------------------------------------------
Communications
                                                            [***]
--------------------------------------------------------------------------------------------------
Grid Connection                                     Suitable for isolated operation (via a transfer
                                                    switch) in a grid-connected site.
--------------------------------------------------------------------------------------------------
MTB stack replacement                                       [***]
--------------------------------------------------------------------------------------------------
MTB system (i.e., PEM Fuel Cell-                            TBD*
 Powered Generator Set) failure                             [***]
--------------------------------------------------------------------------------------------------
Performance degradation (e.g.,                              TBD*
 efficiency, output )                                       [***]
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Non-fuel O&M ($/year up to first stack                                 TBD*
 replacement) at [***] kWh/year                                    -----------
                                                                Labor Hours:   [***]
                                                                Labor Rate:    [***]
                                                                Total Labor:   [***]
                                                               Materials:      [***]
--------------------------------------------------------------------------------------------------
Product life with prescribed routine                                   TBD*
maintenance (including stack                                          ([***])
replacement) [***] kWh/year)
--------------------------------------------------------------------------------------------------


* COMPANY and DISTRIBUTOR will mutually agree to the specific values for these areas no later than June 1, 2000 (e.g., based on PCP lab and field testing).

                                  SCHEDULE A

                     TERMS AND CONDITIONS OF PURCHASE/SALE


     1. PRICES AND PAYMENTS. Company's total price is FOB Company's designated, continental U.S. manufacturing facility, unless otherwise agreed in writing by Company and Distributor. All prices are exclusive of any applicable federal, state or local sales, use, excise, or other similar taxes, provided, however, that any such taxes to which Company becomes subject as a result of manufacturing, having manufactured, or procuring Commercial Product or Pre-Commercial Product, shall be borne by Company. No extra charges of any kind will be allowed unless specifically agreed to in writing by Distributor. Unless otherwise agreed between Company and Distributor, payments shall become due 45 days from receipt of invoice. In the event of delay in payment, Distributor will pay Company a late fee equal to the lesser of [***], or [***], of any unpaid balance per month of delay or [***]. Distributor must make payment when due, without offset, deduction, or counterclaim, regardless of any claim by Distributor.

     2. DELIVERY AND PASSAGE OF TITLE. Time is of the essence on all purchase orders, except that delivery dates will be framed in terms of calendar months and orders will not be deemed late until after the end of such calendar month. If Company fails to deliver the Commercial Product or Pre-Commercial Product or to complete any services furnished hereunder, then Distributor shall be entitled, in addition to the remedies available elsewhere under the Agreement, to assess an amount, as liquidated damages for delay, equal to [***] of the total dollar value of Distributor's order for the first month of delay and [***] of the total dollar value of Distributor's order per subsequent month of delay; provided, (a) that such remedy will be capped at [***], (b) if the order is more than three months late, then Distributor may cancel the order, and (c) such liquidated damages will only be available to Distributor for those orders to the extent that Distributor has provided such remedy to its Customer. Company agrees that such amounts are a reasonable pre-estimate of the damages which Distributor may suffer as a result of such delay, and are to be assessed as liquidated damages and not as a penalty. Where such liquidated damages are available to Distributor, they shall be Distributor's only remedy for Company's failure to make timely delivery, other than the remedies for non-performance expressly set forth in this Agreement.

     Commercial Product or Pre-Commercial Product which will be shipped from within the United States for delivery within the United States shall be delivered FOB Company's designated, continental U.S. manufacturing facility, unless otherwise agreed in writing by Company and Distributor. Commercial Product or Pre-Commercial Product delivered to Distributor in advance of schedule may be returned to Company at Company's expense. Title shall pass to Distributor upon delivery to Distributor FOB Company's designated, continental U.S. manufacturing facility.

     3. CHANGES. The Distributor may at any time, in writing, request changes within the general scope of a purchase order in (a) specifications, where the Commercial Product or Pre-Commercial Product to be furnished are to be specifically manufactured in accordance therewith, (b) method of shipment or packing, or (c) place and time of delivery. Any such change shall be authorized only by an amendment executed by Company and Distributor, with such amendment to specify any additional expense, to be borne by Distributor.

     4. INSPECTION. (a) All Commercial Product and Pre-Commercial Product shall be subject to inspection and test by Distributor at reasonable times and places upon reasonable notice, including the place of manufacture (which Company shall use reasonable efforts to arrange, including providing for such access in Company's purchase orders to the manufacturer); (b) If any inspection or test is made on the premises of Company, then Company, without additional charge, shall provide reasonable facilities and assistance for the safety and convenience of inspectors in the performance of their duties, provided that the inspectors must execute Company's standard confidentiality agreement, must abide by such facility's rules and regulations, and must be covered by insurance for occurrences other than due to Company's negligence or willful misconduct; and
(c) Company shall provide and maintain a program in order to create ongoing product design, manufacturing, testing, inspection, and other safety and quality-related processes that are adequate to assure the safety and reliability of Company's Commercial Product and Pre-Commercial Product (the "Product Quality and Safety Assurance Program"). Records of all inspection work by Company shall be kept complete and available to Distributor during the performance of a purchase order and for three (3) years from the date of such inspection.
Company will allow representatives of Distributor access to the facilities involved in performing an order for purposes of reviewing the status and progress of production.

     5. REJECTION. If any of the Commercial Product, Pre-Commercial Product or services (to the extent that Company is providing services) ordered are found by Distributor within [***] of delivery to be defective, or otherwise not in conformity with the requirements of the order, including any applicable specifications, Company, at its option and sole discretion may: (a) instruct Distributor to return such goods at Company's expense; (b) request that Distributor, with Distributor's written approval, take such actions as may be required to cure all defects and/or bring the Commercial Product or Pre-Commercial Product into conformity with all requirements, in which event any reasonable costs and expenses thereby incurred by Distributor, including material and handling charges, will be at Company's expense; and (c) re-perform, at Company's own expense, any defective portion of the services performed, to the extent that Company is supplying services. Distributor must notify Company in writing of such defect or non-conformity within [***] after delivery of the Commercial Product or Pre-Commercial Product or performance of services, if applicable, or Distributor's rights under this Section 5 shall be waived. The remedies in this Section 5 shall be Distributor's exclusive remedies under this
Section 5.


                          Products (Commercial Units)
--------------------------------------------------------------------------------
                                      COMPANY'S
                                      estimated
Cumulative # of
                                     direct cost       Price to units
           # of units                   per unit
DISTRIBUTOR  per                        purchased by
   Lot #                    in Lot    (US$)                   unit(US$)
GEFCS
--------------------------------------------------------------------------------
     1                        [***]          [***]       [***]            [***]
     2                        [***]          [***]       [***]            [***]
     3                        [***]          [***]       [***]            [***]
     4                        [***]          [***]       [***]            [***]
     5                        [***]          [***]       [***]            [***]
     6                        [***]          [***]       [***]            [***]
     7                        [***]          [***]       [***]            [***]
     8                        [***]          [***]       [***]            [***]
     9                        [***]          [***]       [***]            [***]
     10                       [***]          [***]       [***]            [***]
     11                       [***]          [***]       [***]            [***]
     12                       [***]          [***]       [***]            [***]
     13                       [***]          [***]       [***]            [***]
     14                       [***]          [***]       [***]            [***]
     15                       [***]          [***]       [***]            [***]
     16                       [***]          [***]       [***]            [***]

Note: All numbers have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act].


     17                      [***]         [***]       [***]              [***]
     18                      [***]         [***]       [***]              [***]
     19                      [***]         [***]       [***]              [***]
     20                      [***]         [***]       [***]              [***]
     21                      [***]         [***]       [***]              [***]
     22                      [***]         [***]       [***]              [***]
     23                      [***]         [***]       [***]              [***]
     24                      [***]         [***]       [***]              [***]
     25                      [***]         [***]       [***]              [***]
     26                      [***]         [***]       [***]              [***]
     27                      [***]         [***]       [***]              [***]
     28                      [***]         [***]       [***]              [***]
     29                      [***]         [***]       [***]              [***]
     30                      [***]         [***]       [***]              [***]

Prices shown are for the Products as specified in EXHIBIT 4. Any modification to the EXHIBIT 4 specification requested by Distributor that result in a change to the Company's direct cost will cause Distributor's price to change by an equal amount.